MILLER INVESTMENT TRUST (the "Trust")

Miller Convertible Fund (the "Fund")

Class I shares (MCFIX)

Supplement dated November 3, 2010 to

the Prospectus dated March 1, 2010

On October 15, 2010, the Board of Trustees of Miller Investment Trust, (the “Board”) voted to reduce the minimum initial investment amount of Class I shares from $10 million to $1 million for all account types. Consequently, portions of the Fund's Prospectus are modified as follows.

The first sentence on page 5 under the section titled Purchase and Sale of Fund Shares and on page 15 under the section titled Minimum and Additional Investment Amounts of the Prospectus has been replaced with the following:

The minimum initial investment to open an account is $1 million for all account types.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated March 1, 2010, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus may be obtained by visiting www.millerconvertiblefund.com. You should retain this Supplement for future reference.